CALVERT FLEXIBLE BOND FUND

CALVERT RESPONSIBLE MUNICIPAL INCOME FUND

Supplement to Prospectuses dated May 1, 2020

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO

CALVERT VP NASDAQ 100 INDEX PORTFOLIO

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

CALVERT VP S&P 500 INDEX PORTFOLIO

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO

CALVERT VP SRI BALANCED PORTFOLIO

CALVERT VP SRI MID CAP PORTFOLIO

CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO

CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO

(collectively the “Calvert VP Portfolios”)

Supplement to Prospectuses dated May 1, 2020

CALVERT BALANCED FUND
CALVERT BOND FUND
CALVERT CONSERVATIVE ALLOCATION FUND
CALVERT GROWTH ALLOCATION FUND
CALVERT EMERGING MARKETS ADVANCEMENT FUND
CALVERT EMERGING MARKETS EQUITY FUND

CALVERT EQUITY FUND
CALVERT GLOBAL ENERGY SOLUTIONS FUND
CALVERT FLOATING-RATE ADVANTAGE FUND

CALVERT GLOBAL WATER FUND
CALVERT GREEN BOND FUND
CALVERT HIGH YIELD BOND FUND

CALVERT INCOME FUND
CALVERT INTERNATIONAL EQUITY FUND

CALVERT INTERNATIONAL OPPORTUNITIES FUND
CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND

CALVERT CORE BOND FUND

CALVERT MID-CAP FUND
CALVERT MODERATE ALLOCATION FUND
CALVERT SHORT DURATION INCOME FUND
CALVERT SMALL-CAP FUND
CALVERT ULTRA-SHORT DURATION INCOME FUND
CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
Supplement to Prospectuses dated February 1, 2021

1.   The following replaces corresponding disclosure under “Management.” in “Management and Organization” for all Funds:

Each Fund’s investment adviser is Calvert Research and Management (“CRM”). CRM’s address is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. Eaton Vance, Inc., (“EV”) serves as trustee of CRM, which is a subsidiary of Eaton Vance Management (“Eaton Vance”). Prior to March 1, 2021, each of CRM, EV and Eaton Vance were direct or indirect subsidiaries of Eaton Vance Corp. (“EVC”) a Maryland corporation and publicly-held holding company with offices at Two International Place, Boston, Massachusetts 02110.

On March 1, 2021, Morgan Stanley acquired EVC (the “Transaction”) and CRM, Eaton Vance and EV each became an indirect, wholly-owned subsidiary of Morgan Stanley.  In connection with the Transaction, each Fund each entered into a new investment advisory agreement with CRM and CRM entered into a new investment sub-advisory agreement with its sub-adviser, as applicable. Each such agreement was approved by Fund shareholders prior to the consummation of the Transaction and was effective upon its closing.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2020, after giving effect to the Transaction as described above, Morgan Stanley’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

The following replaces corresponding disclosure under “Management.” in “Management and Organization” for Calvert Equity Fund:

Pursuant to an investment sub-advisory agreement, the Calvert Equity Fund’s adviser has delegated the investment management of the Fund to Atlanta Capital Management Company, LLC (“Atlanta Capital”), with offices at 1075 Peachtree Street NE, Suite 2100, Atlanta, GA 30309. The Fund’s adviser pays Atlanta Capital a portion of the applicable advisory fee for sub-advisory services provided to the Fund. On March 1, 2021, upon the closing of the Transaction, Atlanta Capital became an indirect wholly owned subsidiary of Morgan Stanley. Prior to March 1, 2021, Atlanta Capital was a majority-owned affiliate of EVC.

The following replaces corresponding disclosure under “Management.” in “Management and Organization” for Calvert International Equity Fund and Calvert International Opportunities Fund:

Pursuant to an investment sub-advisory agreement, each of Calvert International Equity Fund’s and Calvert International Opportunities Fund’s adviser has delegated a portion of the investment management of each Fund to Eaton Vance Advisers International Ltd. (“EVAIL”), 125 Old Broad Street, London, EC2N 1AR, United Kingdom, a registered investment adviser. Each Fund’s adviser pays EVAIL a portion of its advisory fee for sub-advisory services provided to the Fund. On March 1, 2021, upon the closing of the Transaction, EVAIL became an indirect wholly owned subsidiary of Morgan Stanley. Prior to March 1, 2021, EVAIL was an indirect wholly-owned subsidiary of EVC.

2.   The following replaces the first paragraph under “Payments to Financial Intermediaries.” in “Purchasing Shares”:

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries (which may include affiliates of the principal underwriter and investment adviser) who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary. Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

3.   The following replaces “Fund Purchases through Edward D. Jones & Co., L.P. (“Edward Jones”)” under “Appendix B – Financial Intermediary Sales Charge Variations” for all Funds except the Calvert VP Portfolios:

Policies Regarding Transactions Through Edward D. Jones & Co., L.P. (“Edward Jones”)

The following information has been provided by Edward Jones:

Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation from the shareholder of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. If during the 13-month period the shareholder redeems any of the shares purchased pursuant to a LOI, the value of the redeemed shares will not be included for purposes of satisfying the LOI. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining Contingent Deferred Sales Charge (“CDSC”) due to the fund company or its affiliate, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

CDSC Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.
•	Shares exchanged in an Edward Jones fee-based program. Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances as described below.

******************************************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or LOI

Exchanging Share Classes

At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

March 1, 2021	37981 3.1.21

CALVERT FLEXIBLE BOND FUND

CALVERT RESPONSIBLE MUNICIPAL INCOME FUND

Supplement to Statements of Additional Information (“SAIs”) dated May 1, 2020

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO

CALVERT VP NASDAQ 100 INDEX PORTFOLIO

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

CALVERT VP S&P 500 INDEX PORTFOLIO

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO

CALVERT VP SRI BALANCED PORTFOLIO

CALVERT VP SRI MID CAP PORTFOLIO

CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO

CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO

(collectively the “Calvert VP Portfolios”)

Supplement to SAIs dated May 1, 2020

CALVERT BALANCED FUND
CALVERT BOND FUND
CALVERT CONSERVATIVE ALLOCATION FUND
CALVERT GROWTH ALLOCATION FUND
CALVERT EMERGING MARKETS ADVANCEMENT FUND
CALVERT EMERGING MARKETS EQUITY FUND

CALVERT EQUITY FUND
CALVERT GLOBAL ENERGY SOLUTIONS FUND
CALVERT FLOATING-RATE ADVANTAGE FUND

CALVERT GLOBAL WATER FUND
CALVERT GREEN BOND FUND
CALVERT HIGH YIELD BOND FUND

CALVERT INCOME FUND
CALVERT INTERNATIONAL EQUITY FUND

CALVERT INTERNATIONAL OPPORTUNITIES FUND
CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND

CALVERT CORE BOND FUND

CALVERT MID-CAP FUND
CALVERT MODERATE ALLOCATION FUND
CALVERT SHORT DURATION INCOME FUND
CALVERT SMALL-CAP FUND
CALVERT ULTRA-SHORT DURATION INCOME FUND
CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
Supplement to SAIs dated February 1, 2021

1.   The following replaces the first paragraph under “Fund Management.” in “Management and Organization”:

Fund Management. The Trustees/Directors of the Trust/Corporation are responsible for the overall management and supervision of the affairs of the Trust/Corporation. The Board members and officers of the Trust/Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board Member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of each Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause a Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for each Fund to be in compliance therewith. The “noninterested Trustees/Directors” consist of those Trustees/Directors who are not “interested persons” of the Trust/Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue, NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston,

Massachusetts 02110. As used in this SAI, “CRM” refers to Calvert Research and Management, “Eaton Vance” refers to Eaton Vance Management, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., and “EVD” refers to Eaton Vance Distributors, Inc. (see "Principal Underwriter" under "Other Service Providers"). EV is the trustee of each of Eaton Vance and CRM. Effective March 1, 2021, each of Eaton Vance, CRM, EVD and EV are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.

2.   The following is added as the first paragraph under “Investment Advisory Services.” in “Investment Advisory and Administrative Services”:

As described in the Prospectus, upon the closing of the transaction by which Morgan Stanley acquired EVC (the “Transaction”), each Fund entered into a new investment advisory agreement with CRM and CRM entered into a new investment sub-advisory agreement with each Fund’s sub-adviser, as applicable.

3.   The following replaces the last paragraph under “Investment Advisory Services.” in “Investment Advisory and Administrative Services”:

Each Investment Advisory Agreement and Investment Sub-Advisory Agreement with the investment adviser or sub-adviser, as applicable, continues in effect through and including the second anniversary of its execution and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the vote of a majority of the noninterested Trustees/Directors of the Trust/Corporation, cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of the Trust/Corporation, or by vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by either party, or by vote of the majority of the outstanding voting securities of the Fund, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser or sub-adviser may render services to others. Each Agreement also provides that the investment adviser or sub-adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment. Each Agreement is not intended to, and does not, confer upon any person not a party to it any right, benefit or remedy of any nature, except that the new sub-advisory agreements with Atlanta Capital (in the case of Calvert Equity Fund) and with EVAIL (in the case of Calvert International Equity Fund and Calvert International Opportunities Fund) (as described above) state that each Fund is a third party beneficiary of such agreement.

4.   The following replaces “Information About CRM and Eaton Vance.” in “Investment Advisory and Administrative Services”:

Information About CRM and Eaton Vance.  CRM is a subsidiary of Eaton Vance. CRM and Eaton Vance are business trusts organized under the laws of the Commonwealth of Massachusetts. EV serves as trustee of CRM and Eaton Vance. As described in the Prospectus, following the closing of the Transaction on March 1, 2021, each of EV, CRM and Eaton Vance became indirect wholly owned subsidiaries of Morgan Stanley (NYSE: MS), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Prior to March 1, 2021, each of EV and Eaton Vance were wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company and CRM was an indirect wholly owned subsidiary of EVC. EVC through its subsidiaries and affiliates engaged primarily in investment management, administration and marketing activities. The Directors of EVC were Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Paula A. Johnson, Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC were deposited in a Voting Trust, the Voting Trustees of which were Mr. Faust, Paul W. Bouchey, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Thomas Lee, Frederick S. Marius, David C. McCabe, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, Thomas C. Seto, John L. Shea, Eric A. Stein, John H. Streur, Andrew N. Sveen, Payson F. Swaffield, R. Kelly Williams and Matthew J. Witkos (all of whom are or were officers of Eaton Vance or its affiliates). The Voting Trustees had unrestricted voting rights for the election of Directors of EVC. Prior to March 1, 2021, all of the outstanding voting trust receipts issued under said Voting Trust were owned by certain of the officers of BMR and Eaton Vance who may also have been officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization,” all of the officers of the Trust (as well as Mr. Streur who is also a Trustee/Director) are employees of CRM.

5.   The following replaces “Information About Atlanta Capital.” in “Investment Advisory and Administrative Services” for Calvert Equity Fund:

Information About Atlanta Capital. Atlanta Capital is an Atlanta, Georgia based equity and fixed income manager with a primary focus on separate account management for institutional clients. Atlanta Capital was founded in 1969 as a registered investment adviser. As described in the Prospectus, following the closing of the Transaction on March 1, 2021, Atlanta Capital became an indirect, wholly owned subsidiary of Morgan Stanley. Prior to March 1, 2021, Atlanta Capital was a majority owned affiliate of EVC.

6.   The following replaces “Information About EVAIL.” in “Investment Advisory and Administrative Services” for Calvert International Equity Fund and Calvert International Opportunities Fund:

Information About EVAIL. EVAIL provides investment advice to institutional clients and pooled investment vehicles. As described in the Prospectus, following the closing of the Transaction on March 1, 2021, EVAIL became an indirect, wholly-owned subsidiary of Morgan Stanley. Prior to March 1, 2021, EVAIL was an indirect wholly-owned subsidiary of EVC. EVAIL was originally organized in 2015.

7.   The following replaces “Compensation Structure for CRM and EVAIL (in the case of Calvert International Equity Fund and Calvert International Opportunities Fund).” and “Method to Determine Compensation.” in “Investment Advisory and Administrative Services”:

Compensation Structure for CRM and EVAIL. Compensation of the investment adviser's and sub-adviser's (collectively as used herein, the “investment adviser”) portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of restricted shares of Morgan Stanley stock that are subject to a fixed vesting and distribution schedule. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the December 31st fiscal year end of Morgan Stanley.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and Morgan Stanley. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

8.   The following replaces “Compensation Structure for Atlanta Capital.” and “Method used by Atlanta Capital to Determine Compensation.” in “Investment Advisory and Administrative Services” for Calvert Equity Fund:

Compensation Structure for Atlanta Capital. Compensation of Atlanta Capital portfolio managers (Atlanta Capital does not employ analysts) has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of restricted shares of Morgan Stanley stock that are subject to a fixed vesting and distribution schedule, and grants of profit participation interests and/or phantom incentive units in Atlanta Capital. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to Atlanta Capital employees. Compensation of the portfolio managers is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the December 31st fiscal year end of Morgan Stanley. The long-term portions of compensation including restricted stock awards and Atlanta Capital ownership interests are subject to vesting over a five-year period.

Method used by Atlanta Capital to Determine Compensation. Atlanta Capital compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. Performance is normally based on periods ending on the June 30th preceding fiscal year end. The primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups, with the heaviest weighting placed on the three-year return. The Calvert Equity Fund is measured against the Russell 1000® Growth Index. Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc. For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts. The performance of accounts for which Atlanta Capital is paid a performance-based incentive fee is not considered separately or accorded disproportionate weightings in determining portfolio manager incentive compensation.

Atlanta Capital seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Atlanta Capital utilizes industry survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Atlanta Capital and its parent company. The size of the incentive compensation pool available to each investment team is determined each year by Atlanta Capital’s management team in consultation with Morgan Stanley. While the salaries of Atlanta Capital portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Atlanta Capital generally expects a substantial portion of portfolio manager compensation to come in the form of incentives rather than base salary which will vary from team to team and individual to individual.

9.   The following replaces the first two paragraphs in “Other Service Providers”:

Principal Underwriter. Eaton Vance Distributors, Inc. (“EVD”), Two International Place, Boston, MA 02110 is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the members of the Board (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Agreement or any applicable Distribution Plan), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Fund shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold. Effective March 1, 2021, EVD is an indirect wholly-owned subsidiary of Morgan Stanley. Prior to March 1, 2021, EVD was a direct, wholly-owned subsidiary of EVC. Mr. Faust is also a Director of EVD. EVD also serves as placement agent for the Portfolio, if applicable.

Custodian. State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as custodian to each Fund. State Street has custody of all cash and securities of a Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust/Corporation. State Street also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC.

10.   The following replaces the corresponding disclosure in “Portfolio Securities Transactions” for all Funds except Calvert Floating-Rate Advantage Fund and Calvert Responsible Municipal Income Fund:

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm or other financial intermediary (each an “intermediary”), are made by the investment adviser. Each Fund is responsible for the expenses associated with its portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with one or more intermediaries firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices that, in the investment adviser’s judgment, are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, which may include, without limitation, the full range and quality of the intermediary’s services, responsiveness of the intermediary to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the intermediary, the reputation, reliability, experience and financial condition of the intermediary, the value and quality of the services rendered by the intermediary in this and other transactions, and the amount of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for a Fund and is otherwise in compliance with applicable law. The investment adviser may engage in portfolio transactions with an intermediary that sells shares of Eaton Vance funds, provided such transactions are not directed to that intermediary as compensation for the promotion or sale of such shares.

As described in the Prospectus, following the closing of the Transaction on March 1, 2021, CRM became an “affiliated person,” as defined in the 1940 Act, of Morgan Stanley and its affiliates, including certain intermediaries (as previously defined). As a result, CRM is subject to certain restrictions regarding transactions with Morgan Stanley-affiliated intermediaries, as set forth in the 1940 Act. Under certain circumstances, such restrictions may limit CRM’s ability to place portfolio transactions on behalf of a Fund at the desired time or price. Any transaction CRM enters into with a Morgan Stanley-affiliated intermediary on behalf of a Fund will be done in compliance with applicable laws, rules, and regulations; will be subject to any restrictions contained in a Fund’s investment advisory agreement with CRM; will be subject to CRM’s duty to seek best execution; and, will comply with any applicable CRM policies and procedures, as described below.

Subject to the overriding objective of obtaining the best execution of orders and applicable rules and regulations, as described above, a Fund may use an affiliated intermediary, including a Morgan Stanley-affiliated intermediary, to effect Fund portfolio transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Board. In order to use such affiliated intermediaries, the Fund’s Board must approve and periodically review procedures reasonably designed to ensure that commission rates and other remuneration paid to the affiliated intermediaries are fair and reasonable in comparison to those of other intermediaries for comparable transactions involving similar securities being purchased or sold during a comparable time period.

Pursuant to an order issued by the SEC, a Fund is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with Morgan Stanley.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets including transactions in fixed-income securities which are generally purchased and sold on a net basis (i.e., without commission) through intermediaries and banks acting for their own account rather than as brokers. Such intermediaries attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Fixed-income transactions may also be transacted directly with the issuer of the obligations. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to intermediaries who were selected to execute transactions on behalf of the investment adviser’s clients in part for providing brokerage and research services to the investment adviser as permitted by applicable law.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” Except for trades executed in jurisdictions where such consideration is not permissible, the investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. In jurisdictions where permissible, the investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade. Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs. The investment adviser may enter into CCA arrangements with a number of broker-dealers and other firms, including certain affiliates of the investment adviser. The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) and other applicable law.

The investment companies sponsored by the investment adviser or certain of its affiliates also may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the members of the Board of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for each Fund may also be appropriate for other investment accounts managed by the investment adviser or certain of its affiliates. Whenever decisions are made to buy or sell securities by each Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where each Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to each Fund from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

11.   The following replaces the corresponding disclosure in “Portfolio Securities Transactions” for Calvert Floating-Rate Advantage Fund:

A Fund may transact in Senior Loans with major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions and market participants. In selecting financial institutions with which a Fund may transact, CRM will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. A Fund may trade in other types of investments (e.g., bonds and equity securities) which generally are traded through broker-dealers.

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm or other financial intermediary (each an “intermediary”), are made by the investment adviser. Each Fund is responsible for the expenses associated with its portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with one or more intermediaries firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices that, in the investment adviser’s judgment, are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, which may include, without limitation, the full range and quality of the intermediary’s services, responsiveness of the intermediary to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the intermediary, the reputation, reliability, experience and financial condition of the intermediary, the value and quality of the services rendered by the intermediary in this and other transactions, and the amount of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for a Fund and is otherwise in compliance with applicable law. The investment adviser may engage in portfolio transactions with an intermediary that sells shares of Calvert funds, provided such transactions are not directed to that intermediary as compensation for the promotion or sale of such shares.

As described in the Prospectus, following the closing of the Transaction on March 1, 2021, CRM became an “affiliated person,” as defined in the 1940 Act, of Morgan Stanley and its affiliates, including certain intermediaries (as previously defined). As a result, CRM is subject to certain restrictions regarding transactions with Morgan Stanley-affiliated intermediaries, as set forth in the 1940 Act. Under certain circumstances, such restrictions may limit CRM’s ability to place portfolio transactions on behalf of a Fund at the desired time or price. Any transaction CRM enters into with a Morgan Stanley-affiliated intermediary on behalf of a Fund will be done in compliance with applicable laws, rules, and regulations; will be subject to any restrictions contained in a Fund’s investment advisory agreement with CRM; will be subject to CRM’s duty to seek best execution; and, will comply with any applicable CRM policies and procedures, as described below.

Subject to the overriding objective of obtaining the best execution of orders and applicable rules and regulations, as described above, a Fund may use an affiliated intermediary, including a Morgan Stanley-affiliated intermediary, to effect Fund portfolio transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Board. In order to use such affiliated intermediaries, the Fund’s Board must approve and periodically review procedures reasonably designed to ensure that commission rates and other remuneration paid to the affiliated intermediaries are fair and reasonable in comparison to those of other intermediaries for comparable transactions involving similar securities being purchased or sold during a comparable time period.

Pursuant to an order issued by the SEC, a Fund is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with Morgan Stanley.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets including transactions in fixed-income securities which are generally purchased and sold on a net basis (i.e., without commission) through intermediaries and banks acting for their own account rather than as brokers. Such intermediaries attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Fixed-income transactions may also be transacted directly with the issuer of the obligations. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to intermediaries who were selected to execute transactions on behalf of the investment adviser’s clients in part for providing brokerage and research services to the investment adviser as permitted by applicable law.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” Except for trades executed in jurisdictions where such consideration is not permissible, the investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. In jurisdictions where permissible, the investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade. Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs. The investment adviser may enter into CCA arrangements with a number of broker-dealers and other firms, including certain affiliates of the investment adviser. The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) and other applicable law.

The investment companies sponsored by the investment adviser or certain of its affiliates also may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the members of the Board of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for each Fund and Portfolio, if applicable, may also be appropriate for other investment accounts managed by the investment adviser or certain of its affiliates. Whenever decisions are made to buy or sell securities by each Fund or Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where each Fund or Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to each Fund or Portfolio from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

12.   The following replaces the corresponding disclosure in “Portfolio Securities Transactions” for Calvert Responsible Municipal Income Fund:

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm or other financial intermediary (each an “intermediary”), are made by the investment adviser. Each Fund is responsible for the expenses associated with its portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with one or more intermediaries firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices that, in the investment adviser’s judgment, are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, which may include, without limitation, the full range and quality of the intermediary’s services, responsiveness of the intermediary to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the intermediary, the reputation, reliability, experience and financial condition of the intermediary, the value and quality of the services rendered by the intermediary in this and other transactions, and the amount of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for a Fund and is otherwise in compliance with applicable law. The investment adviser may engage in portfolio transactions with an intermediary that sells shares of Calvert funds, provided such transactions are not directed to that intermediary as compensation for the promotion or sale of such shares.

As described in the Prospectus, following the closing of the Transaction on March 1, 2021, CRM became an “affiliated person,” as defined in the 1940 Act, of Morgan Stanley and its affiliates, including certain intermediaries (as previously defined). As a result, CRM is subject to certain restrictions regarding transactions with Morgan Stanley-affiliated intermediaries, as set forth in the 1940 Act. Under certain circumstances, such restrictions may limit CRM’s ability to place portfolio transactions on behalf of a Fund at the desired time or price. Any transaction CRM enters into with a Morgan Stanley-affiliated intermediary on behalf of a Fund will be done in compliance with applicable laws, rules, and regulations; will be subject to any restrictions contained in a Fund’s investment advisory agreement with CRM; will be subject to CRM’s duty to seek best execution; and, will comply with any applicable CRM policies and procedures, as described below.

Subject to the overriding objective of obtaining the best execution of orders and applicable rules and regulations, as described above, a Fund may use an affiliated intermediary, including a Morgan Stanley-affiliated intermediary, to effect Fund portfolio transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Board. In order to use such affiliated intermediaries, the Fund’s Board must approve and periodically review procedures reasonably designed to ensure that commission rates and other remuneration paid to the affiliated intermediaries are fair and reasonable in comparison to those of other intermediaries for comparable transactions involving similar securities being purchased or sold during a comparable time period.

Pursuant to an order issued by the SEC, a Fund is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with Morgan Stanley.

Municipal obligations, including state obligations, purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through intermediaries acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such intermediaries attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Each Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to intermediaries who were selected to execute transactions on behalf of each Fund and the investment adviser’s other clients for providing brokerage and research services to the investment adviser as permitted by applicable law.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” Except for trades executed in jurisdictions where such consideration is not permissible, the investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. In jurisdictions where permissible, the investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade. Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs. The investment adviser may enter into CCA arrangements with a number of broker-dealers and other firms, including certain affiliates of the investment adviser. The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) and other applicable law.

The investment companies sponsored by the investment adviser or certain of its affiliates also may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the members of the Board of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Municipal obligations considered as investments for each Fund may also be appropriate for other investment accounts managed by the investment adviser or certain of its affiliates. Whenever decisions are made to buy or sell securities by each Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where each Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to each Fund from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

13.   The following is added as a new section immediately prior to “Financial Statements”:

POTENTIAL CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Funds, any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity.

The investment adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

The investment adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of a Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.

Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the investment adviser.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply internally within the investment adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of suitable investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.

It is possible that Morgan Stanley or an Affiliated Investment Account, including another Eaton Vance fund, will invest in or advise a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.

In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.

It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

Different clients of the investment adviser, including a Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.

The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.

The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invest on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the investment adviser will give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.

From time to time, conflicts also arise due to the fact that certain securities or instruments maybe held in some client accounts, including a Fund, but not in others, or the client accounts may have different levels of holdings in certain securities or instruments, and because the accounts pay different levels of fees to the investment adviser. In addition, at times an investment adviser investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment advisers’ investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.

The investment adviser maintains separate trading desks by investment team and generally based on asset class, including two trading desks trading equity securities. These trading desks operate independently of one another. The two equity trading desks do not share information. The separate equity trading desks may result in one desk competing against the other desk when implementing buy and sell transactions, possibly causing certain accounts to pay more or receive less for a security than other accounts. In addition, Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the investment adviser. The Morgan Stanley and affiliate trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of the Funds, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the investment adviser or EVD may pay additional compensation to a financial intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a financial intermediary, granting EVD access to a financial intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a financial intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Eaton Vance funds), amount of assets invested by the financial intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Eaton Vance funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or EVD. The amount of these payments may be different for different financial intermediaries.

The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the investment adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.

Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited. Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with a Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

To meet applicable regulatory requirements, there are periods when the investment adviser will not engage in certain types of transactions in the securities of companies for which a broker-dealer affiliated with Morgan Stanley is performing investment banking services. Fund shareholders will not receive notice of such instances. In particular, when a broker-dealer affiliated with Morgan Stanley is engaged in an underwriting or other distribution of securities of a company, the investment adviser may be prohibited from purchasing such securities on behalf of a Fund. In addition, under certain circumstances, the investment adviser generally will not initiate transactions in the securities of companies with respect to which affiliates of the investment adviser may have controlling interests or are affiliated.

The investment adviser believes that the nature and range of clients to whom Morgan Stanley and its subsidiaries render investment banking and other services is such that it would be inadvisable to exclude these companies from the Fund’s portfolio.

Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the investment adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or a Fund’s best interests.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on a Fund’s behalf.

Principal Investments. To the extent permitted by applicable law, there may be situations in which a Funds’ interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Eaton Vance funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.

Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.

Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.

Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. The Funds currently invests in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM, for this purpose. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

14.   The following replaces “Adviser Proxy Voting Policies and Procedures” in the Appendix:

CALVERT RESEARCH AND MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction

Calvert Research and Management (“Calvert”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Calvert’s authority to vote the proxies of its clients is established by advisory contracts or similar documentation. These proxy voting policies and procedures (“Procedures”) are intended to reflect current requirements and guidance applicable to investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”). The Procedures may change from time to time.

II.   Overview

Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility are characteristics of healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of all other stakeholders (employees, customers, communities and the environment). Calvert believes that combining effective governance and corporate sustainability better positions a company to create long-term value for its shareholders.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. Calvert has established guidelines for voting proxies that are set forth in Appendix A (the “Guidelines”), which set forth the general principles and voting guidelines employed by Calvert when voting proxies on behalf of clients. As noted therein, the Guidelines are not intended to be exhaustive and do not seek to anticipate every type of proposal that may be submitted to shareholders for a vote. Calvert reviews the Guidelines periodically and they may be changed at any time.

Calvert normally votes proxies received by a client for which it has sole investment discretion (including the Calvert Funds) (each, a “Fund” and collectively, the “Funds”) through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Although Calvert retains the services of the Agent for research and development of voting recommendations, consistent with the Guidelines, Calvert remains responsible for proxy voting decisions. Calvert may also receive and directly vote proxies with respect to certain private equity investments held by clients. Any such proxies are also voted in accordance with the Guidelines. Where applicable, proxies will be voted in accordance with client-specific guidelines.

III.   Roles and Responsibilities

A.   Proxy Administrators

Calvert has designated certain employees to administer these Procedures. The proxy administrators and/or their designees (together, the “Proxy Administrators”) coordinate consideration of the manner in which certain proxies are voted with members of Calvert’s Engagement and Proxy Voting Committee as described herein.

B.   Agent

The Agent is responsible for coordinating with the clients’ custodians and Calvert to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. Calvert shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent. The Agent shall execute and/or refer proxies consistent with instructions provided by Calvert to implement the Guidelines, unless otherwise instructed by Calvert in accordance with these Procedures. The Agent shall retain a record of all proxy votes handled by the Agent. With respect to any Fund vote memorialized therein, such record must reflect all of the information required to be disclosed in the Funds’ Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended, to the extent applicable. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Calvert upon request.

Subject to the oversight of Calvert, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to Calvert, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to Calvert when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified. Calvert is responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014) and interpretative guidance issued by the SEC in August 2019 regarding proxy voting responsibilities of investment advisers (Release Nos. IA-5325 and IC-33605). Such oversight currently may include one or more of the following and may change from time to time:

•	periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);
•	periodic review of a sample of ballots for accuracy and correct application of the Guidelines;
•	periodic meetings with Agent’s client services team;
•	periodic in-person and/or web-based due diligence meetings;
•	receipt and review of annual certifications received from the Agent;
•	annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests;
•	periodic review of relevant changes to Agent’s business; and/or

•	periodic review of the following to the extent not included in due diligence materials provided by the Agent: (i) Agent’s staffing, personnel and/or technology; (ii) Agent’s process for seeking timely input from issuers (e.g., with respect to proxy voting policies, methodologies and peer group construction); (iii) Agent’s process for use of third-party information; and (iv) the Agent’s policies and procedures for obtaining current and accurate information relevant to matters in its research and on which it makes voting recommendations.

C.   Engagement and Proxy Voting Committee

Calvert has established the Engagement and Proxy Voting Committee which, among other things, is responsible for reviewing the Guidelines at least annually. The Engagement and Proxy Voting Committee shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of Calvert or the Agent as described below.

The members of the Engagement and Proxy Voting Committee shall consist of at least two employees of Calvert appointed by, and including, Calvert’s Chief Executive Officer (“CEO”) and President. The Proxy Administrators and the Director of Corporate Engagement are not voting members of the Engagement and Proxy Voting Committee. Members of the Engagement and Proxy Voting Committee may be changed from time to time at Calvert’s discretion. Matters that require the approval of the Engagement and Proxy Voting Committee may be acted upon by any of its member(s) available to consider the matter.

IV.   Proxy Voting

A.   The Guidelines

Calvert generally vote proxies in accordance with the positions set forth in the Guidelines. The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the shareholders may be asked to cast their proxies. There also may be instances when Calvert may vote shares in a manner that does not strictly adhere to or is inconsistent with the Guidelines if doing so is deemed by Calvert to be in the best interests of the shareholders. Calvert will review the Guidelines at least annually. In connection with proxies to be voted, on behalf of the Funds Calvert will submit amendments to the Guidelines to the Fund Boards each year for approval.

Section VI below sets forth the process in the event Calvert determine to vote a proxy in a manner not strictly in accordance with the Guidelines, and such vote presents a potential conflict of interest.

B.   Voting Procedures

Except as noted in Section VI below, the Proxy Administrators and/or their designees shall instruct the Agent to vote proxies as follows:

1.	Vote in Accordance with Guidelines

Calvert provides the Agent with voting instructions to implement the Guidelines for various types of proposals. Based on such instructions, the Agent shall make recommendations to Calvert on the manner in which proxies shall be voted, the Agent shall vote in accordance with the Guidelines, which for certain types of proposals, are recommendations of the Agent made on a case-by-case basis.

2.	Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) a proxy is received for a proposal for which there is there is no voting instruction pursuant to the Guidelines or (ii) the Guidelines otherwise state that the proposal shall be referred to Calvert to determine the manner in which it should be voted, the Proxy Administrator shall evaluate the proposal and, if provided, the recommendation of the Agent and determine whether the proposal should be voted in accordance with past practice or the recommendation of the Agent. If it is voted in accordance with past practice or the recommendation of the Agent, the Proxy Administrator shall seek input from the Engagement and Proxy Voting Committee, which may consult with relevant portfolio managers and/or analysts covering the company subject to the proxy proposal or its industry and shall instruct the Agent to vote based on this input. The Proxy Administrators will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter.

3.	Votes Contrary to the Guidelines or Where Agent is Conflicted

In the event Calvert recommends a vote contrary to the Guidelines, the Proxy Administrator will provide the Engagement and Proxy Voting Committee with the Agent’s recommendation for the proposal along with any other relevant materials, including a description of the basis for Calvert’s recommendation, and the Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Engagement and Proxy Voting Committee. Should the vote by the Engagement and Proxy Voting Committee concerning one or more recommendations result in a tie, Calvert’s CEO and President will determine the manner in which the proxy will be voted. Calvert will provide a report to the Boards of Trustees/Directors of the Calvert Funds reflecting any votes cast on behalf of a Calvert Fund contrary to the Guidelines, and shall do so quarterly.

The same process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.

4	Do Not Cast a Vote

It shall generally be the policy of Calvert to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast. In addition, Calvert may determine not to vote (i) if the economic effect on shareowners' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); (iii) in markets in which shareowners' rights are limited; or (iv) the Adviser is unable to access or access timely ballots or other proxy information. Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

C.   Securities on Loan

When a client participates in the lending of its securities and the securities are on loan on the record date for a shareowner meeting, proxies related to such securities generally will not be forwarded to Calvert by the client’s custodian and therefore will not be voted. In the event that Calvert determines that the matters involved would have a material effect on the applicable client’s investment in the loaned securities, Calvert will make reasonable efforts to terminate the loan in time to be able to cast such vote or exercise such consent. Notwithstanding the above, Calvert shall use its reasonable efforts to instruct the security lending agent to recall any security subject to a proxy prior to the record date.

V.   Recordkeeping

Calvert will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Advisers Act. Those records will include:

•	A copy of these Procedures;
•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
•	A record of each vote cast;
•	A copy of any document created by Calvert that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
•	Each written client request for proxy voting records and Calvert’s written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Calvert or its Agent for two years after they are created.

VI.  Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.   Assessment of Agent

Calvert shall establish that the Agent (i) is independent from Calvert, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. Calvert shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as Calvert may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify Calvert in writing within fifteen (15) calendar days of any material change to information previously provided to Calvert in connection with establishing the Agent's independence, competence or impartiality.

B.   Conflicts of Interest

As fiduciaries to its clients, Calvert puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of Calvert are able to identify potential material conflicts of interest, Calvert will take the following steps:

•	Quarterly, the Legal and Compliance Department will ask the department heads of each department of Calvert and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of Calvert and principal underwriter of Calvert Funds) for a list of significant clients or prospective clients of Calvert or EVD;

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrators;
•	The Proxy Administrators will compare the list of Conflicted Companies with the names of companies for which Calvert has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the applicable Proxy Administrator will report that fact to the Engagement and Proxy Voting Committee.
•	If a Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines, he or she will (i) inform the Engagement and Proxy Voting Committee of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
•	If a Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Engagement and Proxy Voting Committee will then determine if a material conflict of interest exists between Calvert and its clients (in consultation with the Legal and Compliance Department if needed). If the Engagement and Proxy Voting Committee determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies Calvert will seek instruction on how the proxy should be voted from:
•	The client, in the case of an individual, corporate, institutional or benefit plan client;
•	In the case of a Fund, at least two members of the Calvert Fund Boards not affiliated with Calvert as described in the Calvert Funds Proxy Voting Policy and Procedures; or
•	If Calvert serves as sub-adviser to an account, then to the adviser of that account.

Calvert will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, or adviser, as the case may be, fails to instruct Calvert on how to vote the proxy, Calvert will generally instruct the Agent, through the applicable Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of Calvert to vote its clients’ proxies would have a material adverse economic impact on Calvert’s clients’ securities holdings in the Conflicted Company, Calvert may instruct the Agent, through the applicable Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the applicable Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

Calvert shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon Calvert’s request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to Calvert, the Agent shall provide Calvert with such information as Calvert deems reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. Calvert shall review such information on a monthly basis. The Proxy Administrators shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrators. Any such proxy referred by the Agent shall be referred to the Engagement and Proxy Voting Committee for consideration accompanied by the Agent’s written analysis and voting recommendation. The applicable Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Engagement and Proxy Voting Committee.

APPENDIX A

CALVERT RESEARCH AND MANAGEMENT

GLOBAL PROXY VOTING GUIDELINES

Effective March 1, 2021

Table of Contents

I. INTRODUCTION	8
II. THE GUIDELINES	9
A. CORPORATE GOVERNANCE	9
1. Board and Governance Issues	9
2. Executive and Employee Compensation	15
3. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring	19
B. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY	21
1. Sustainability Reporting	21
2. Environment	22
3. Workplace Issues	24
4. International Operations and Human Rights	25
5. Product Safety and Impact	26
6. Consumer Finance	28
7. Political Action Committees and Political Partnership	29
8. Other Issues	29

I.    INTRODUCTION

Calvert Research and Management (“Calvert”) believes that sound corporate governance and overall corporate sustainability and social responsibility are characteristics of healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of all stakeholders (shareholders, employees, customers, communities and the environment). In our view, combining effective governance and corporate sustainability better positions a company to create long-term value.

Long-Term Value. Responsibly managed companies focus on long-term value creation that aligns the interests of management with those of shareholders and multiple other stakeholders. Effective governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareholder interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. In voting proxies, Calvert seeks to support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareholders; and the board of directors and management together must be accountable to the stakeholders. Accountable governance structures emphasize transparency, alignment of interests and inclusiveness: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and policies and procedures to effectively communicate with management; and compensation structures that work to align the interests and time-frames of management and shareholders. Calvert’s proxy voting guidelines seek to support corporate structures that create and reinforce accountability, and oppose those that do not.

Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring material risks for the corporation. For example, companies that fail to account for potential liabilities associated with climate change may be creating risks that may result in costly government intervention or catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareholders, workers, communities and the environment.

As a long-term investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine effective governance and social responsibility seek to avoid unnecessary financial risk while serving the interests of both shareholders and other stakeholders. In our view, Effective Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our clients, Calvert votes proxies in accordance with its Global Proxy Voting Guidelines (“the Guidelines”) that are in effect at the time of a vote. The Guidelines describe the general principles applied in determining the manner in which proxy proposals submitted to Calvert will be voted. With respect to certain types of proposals, the Guidelines indicate the manner in which Calvert ordinarily intends to vote such proposals. The Guidelines are primarily intended to address proxy proposals from operating companies. When voting on proposals relating to other types of entities (such as mutual funds, closed-end funds and business development companies), Calvert may take different or additional factors into consideration and will vote in a manner it deems to be in the best interest of its clients. The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the shareholders may be asked to cast their proxies. There also may be instances when Calvert votes shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is deemed by Calvert to be in the best interests of shareholders. Calvert reviews the Guidelines periodically and they may be changed or updated at any time.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that Calvert generally foresees voting all shares as described except in special circumstances where Calvert determines that a contrary vote may be in the best interests of shareholders.

When Calvert’s intention to vote on a particular proxy proposal is “case by case,” this means that Calvert will determine the manner in which to vote based on the facts and circumstances applicable to the proposal.

The Guidelines do not attempt to address every possible proposal that may arise at a shareholder meeting. When voting proxies internationally, Calvert may consider local laws, customs and practices and update our policies as governance expectations evolve.

II.    THE GUIDELINES

Set forth below are statements of the general principles that Calvert seeks to implement in voting proxies as well as the manner in which Calvert ordinary expects to vote specific proxy proposals.

A.    CORPORATE GOVERNANCE

1.    Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareholders and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, financial and reputational risks can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties to protect shareholder interests include maintaining appropriate relations with stakeholders.

Board Independence

One of the most fundamental sources of effective governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareholders and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees (or committees with equivalent functions where not explicitly required), should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareholders. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance.

Because the board’s ability to represent shareholders independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director. Conflicts of interest may arise when one person holds both the chairman and CEO positions. Accordingly, effective board oversight may be enhanced by independent leadership. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose slates of directors without at least a majority of independent directors.
•	support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.
•	oppose non-independent directors when the company lacks an audit, compensation, or nominating committee so that the full board functions as that committee.
•	oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.
•	support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director unless the company has an effective counterbalancing governance structure to a combined chair/CEO, including a robust lead director role, and there are no other significant governance concerns.

Board Diversity

Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.

Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, Calvert will vote on case-by-case on board independence and board diversity matters, based on our evaluations of the board’s qualifications and appropriateness for the company’s unique circumstances.

In voting on proposals relating to these matters, Calvert ordinarily will:

•	For U.S., U.K., Canadian and Australian companies, oppose individual directors who serve as members of the nominating committee if the board lacks at least two women and at least two people of color, and if collectively, the board is not at least 40 percent diverse.
•	For other non-U.S. companies, oppose individual directors who serve as members of the nominating committee if the board lacks at least two women.
•	support proposals requesting companies to disclose a board diversity and qualifications matrix.
•	support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

Each director should be willing and able to devote sufficient time and effort to his or her duties as a director. Absent extenuating circumstances, Calvert believes directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to their corporate governance responsibilities. The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose slates of directors in situations where the company failed to take action on shareholder proposals that were approved by the majority of votes cast in the prior year.
•	oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.
•	oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders, or when required under applicable rules or regulations adopted by the U.S. Securities and Exchange Commission.
•	oppose directors if the board adopts a shareholder rights plan without shareholder approval that exceeds a term of one year without disclosing its rationale for adoption.
•	oppose directors if the board makes a material adverse change to an existing shareholder rights plan without shareholder approval.
•	vote case-by-case and potentially oppose director nominees for Environment, Social, and Governance (ESG) failures that are judged to be material for long term financial performance.
•	oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors unless an acceptable reason for his/her absences is disclosed in the proxy or another SEC filing (i.e., medical issues/illness; family engagements).
•	oppose a director nominees if he or she has unexcused absences from full board or committee meetings that continue for two or more consecutive years, and the individual directors who serve as members of the nominating committee.
•	oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed proposals seeking the creation of a board committee dedicated to long term strategic thinking and risk management with respect to materials ESG issues affecting the company. While Calvert believes all directors should be informed and active on environmental and social issues, we do see the value of a focused sustainability committee particularly when we believe a company is exhibiting ESG concerns. In voting proposals relating to these matters, Calvert ordinarily will:

•	support reasonable proposals related to the creation of a board level committee on sustainability/corporate social responsibility issues where the company is demonstrating ESG concerns. In evaluating these proposals, we will consider whether the proposed changes is consistent with good governance practice, would enhance ESG oversight and are appropriate to the unique circumstances of the company.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In voting proposals relating to these matters, Calvert ordinarily will:

•	support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareholders for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board. In voting on proposals relating to these matters, Calvert ordinarily will:

•	vote case-by-case on proposals to limit director tenure.
•	oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance (i.e., measured by one, three, and five year total shareholder returns relative to a company’s peers).

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareholders. Yet there are ways that such requirements may also undermine effective governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareholder incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareholders. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareholder value. In voting on proposals relating to these matters, Calvert ordinarily will:

•	vote case-by-case on proposals requiring that corporate directors own shares in the company based on factors such as fairness and proportionality.
•	oppose excessive awards of stock or stock options to directors.
•	vote case-by-case if a director stock plan exceeds the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, proposal on the plan will be voted on taking into consideration the following factors:
•	The relative magnitude of director compensation as compared to companies of a similar profile;
•	The presence of problematic pay practices relating to director compensation;
•	Director stock ownership guidelines and holding requirements;
•	Equity award vesting schedules;
•	The mix of cash and equity-based compensation;
•	Meaningful limits on director compensation;
•	The availability of retirement benefits or perquisites; and
•	The quality of disclosure surrounding director compensation.

Director Elections

Contested Election of Directors and Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, and/or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:

•	vote case-by-case on the election of directors in contested elections, considering the following factors: (i) long-term financial performance of the target company relative to its industry; (ii) management’s track record; (iii) background to the contested election; (iv) nominee qualifications and any compensatory arrangements; (v) strategic plan of dissident slate and quality of critique against management; (vi) likelihood that the proposed goals and objectives can be achieved (both slates); and (vii) stock ownership positions.
•	oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals to elect all board members annually and to remove classified board structures.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against to determine the election of board nominees. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support both advisory and binding proposals seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareholder rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareholders may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary. In voting on proposals relating to these matters, Calvert ordinarily will:

•	vote case-by-case on proposals to allow cumulative voting in the election of directors.

Shareholder Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose supermajority vote requirements.
•	support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.
•	support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non-binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.
•	vote case-by-case on proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Shareholder Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareholders holding a certain percentage of shares to nominate directors. We support the view that shareholders should be granted access to the proxy ballot in the nomination of directors under appropriate circumstances. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support management and shareholder proposals that grant shareholder access to the proxy ballot.
•	vote case-by-case on proposals that create threshold targets for shareholder access to the proxy ballot, including an ownership threshold and holding period.

Restrictions on Shareholders Acting by Written Consent

Written consent allows shareholders to authorize action outside of a shareholder meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose proposals to restrict, limit or eliminate the right of shareholders to act by written consent.
•	support proposals to allow or facilitate shareholder action by written consent.

Restrictions on Shareholders Calling Meetings

It is common for company management to retain the right to call special meetings of shareholders at any time, but shareholders often do not have similar rights. In general, we support the right of shareholders to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareholders to call a meeting can also restrict the ability of shareholders to require company management to consider shareholder proposals or director candidates. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose restrictions on the right of shareholders to call special meetings.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareholders – often a majority of shareholders – to exercise influence over the governance of the corporation. This approach in turn may diffuse directors’ incentives to exercise appropriate oversight and control over management. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose proposals to create dual classes of stock except when a time-based sunset provision exists that would automatically convert the dual-class structure to one-share, one vote on a specified anniversary of the initial public offering.
•	vote case-by-case on proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), supporting these proposals if they are consistent with shareholder rights and equitable treatment of all shareholders.
•	support proposals to recapitalize stock such that each share is equal to one vote.

Ratification of Auditor and Audit Committee

While recognizing that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareholders. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose proposals seeking ratification of the auditor when Calvert determines that the independence of the auditor may be compromised.
•	support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.
•	support proposals that set a reasonable mandatory rotation of the assigned auditor partner (at least every five years).
•	support proposals that call for more stringent measures to ensure auditor independence.
•	support proposals (typically outside the US) that call for the annual election of auditors by shareholders.

Audit Committee

•	oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where it appears that the independence of the auditor may be compromised.
•	oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.

In a number of countries outside of the US, companies routinely appoint internal statutory auditors. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

Transparency and Disclosure

Historically, many non-U.S. countries have not required robust and transparent corporate disclosures equivalent to what is available in the U.S. More recently, there have been waves of reform around the world, including the development of voluntary and required governance codes. The common feature of these codes is that shareholders expect their companies to be transparent. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals that call for full disclosure of company financial performance.
•	support proposals that call for an annual financial audit by external and independent auditors.
•	support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.
•	support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.
•	support proposals that call for disclosure of related party transactions.
•	support proposals that call for disclosure of the board nominating process.

Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions

Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation. In voting on proposals relating to these matters, Calvert ordinarily will:

•	vote case-by-case on bylaw changes affecting shareholders’ litigation rights.

2.    Executive and Employee Compensation

Shareholders have a strong interest in executive pay because compensation creates the incentive structure that drives strategy, risk management and operational excellence. Due attention to executive compensation is a fiduciary duty of the board, which should exercise care and diligence in the design of compensation plans.

Companies should establish an independent compensation committee to carefully review and set compensation guidelines and develop plans. Compensation plans should be sufficient to attract and retain the best talent, align the interests of management and shareholders, and link pay to financial performance and the achievement of operational goals. Boards should also carefully disclose plan features, amounts of compensation, and linkages between compensation and strategy in clear, plain language. Where appropriate, companies should include quantitative data in either graphical or tabular format in order to aid understanding.

Long-term shareholders should hold boards accountable to this responsibility through active engagement and proxy voting. Shareholders should expect that compensation levels be reasonable relative to peers, company circumstances, and business strategy. They should evaluate whether the plan structure appropriately links pay to performance and is consistent with principles of pay equity for other members of leadership and for ordinary workers. The structure of pay plans should also incorporate management incentives to deal fairly with all stakeholders and implement a long-term, sustainable business strategy. In voting on proposals relating to these matters, Calvert ordinarily will:

Advisory Vote on Executive Compensation (Say on Pay)

•	support the right of shareholders to cast an annual, non-binding vote on corporate executive compensation plans.
•	vote case-by-case on “say-on-pay” proposals by company management, generally considering the following criteria:

Incentive Compensation

•	Pay for Performance: The structure and level of pay should be linked to performance in a manner that aligns management interests with those of shareholders over a full business cycle. Named Executive Officers (NEOs) should be reasonably rewarded for success and should share losses with shareholders during downturns. Plans should incentivize a reasonable amount of risk taking, consistent with the interests of long term shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:
•	oppose provisions that reduce the alignment of management and shareholder interests,
•	oppose plans that do not clearly explain the reason for any significant deviation from a clear link between pay and performance.
•	Time Horizon: NEOs should be given a mix of short and long-term incentives including both cash and equity-based securities, with the greater weight to long-term awards. Vesting of long-term awards should be consistent with the business cycle of the company, normally within at least a 3-5 year time horizon. Companies should explain why the time horizon chosen is consistent with business strategy. At least a portion of equity compensation should be required to be held for a period that seeks to align NEOs with long-term owners.
•	Incentive Criteria: Long-term awards (whether restricted stock, options, performance shares or other structure) should be both time and performance based, with a transparent mix of quantitative and qualitative criteria determining awards, as appropriate. The company should explain how incentives link to corporate strategy and drive long-term performance and risk management. Performance targets should be realistic and appropriately challenging. Some discretion to allow boards to adjust compensation to unforeseen circumstances may be appropriate. However, excessive discretion raises concerns, especially when performance is poor or when pay does not reflect performance.
•	Peers: Peer group companies should be chosen based on reasonable criteria, such as size, industry or risk profile, and the rationale disclosed to shareholders. The Board should make a careful analysis of how plans compare to peer groups and explain significant deviations based on the unique circumstances of the company.
•	Pay Equity: The level of CEO pay relative to other categories of employment should be reasonable, considering both the balance of compensation among top management as well as the ratio of CEO pay to that of ordinary workers. Pay that is excessively unequal relative to peer companies may raise a concern about the independence of the board from management influence, unless adequately explained. In voting on proposals relating to these matters, Calvert ordinarily will:
•	oppose mandated pay limits as a check on pay disparity.
•	Stakeholders and Sustainability: We prefer that the plan incorporate strategic goals related to sustainability and fair treatment of stakeholders. The company should disclose which sustainability or stakeholder issues are material to performance and how compensation plans create incentives for optimal management of these issues.
•	Clawbacks: Calvert expects that plans include a provision to recoup compensation in the case of malfeasance or material accounting restatement.
•	Perquisites: Perquisites are non-financial forms of compensation such as country club memberships or personal travel on company aircraft. The cash value of perquisites are usually small relative to the size of pay packages and may be appropriate if linked to business needs. However, excessive perquisites may raise concerns about the independence of the board from management. Executive perquisites, and their rationale, should be clearly disclosed along with other compensation.
•	Transparency: Plan provisions and pay levels should be clearly disclosed in plain language for each named executive officer. The structure of plans, pay levels, and rationales for compensation decisions should also be made clear. The plan should be clear regarding the link between pay, long-term strategy, and performance expectations.
•	Ethics: In voting on proposals relating to these matters, Calvert ordinarily will:
•	oppose plans submitted by companies with a recent history of ethical lapses related to compensation (e.g. backdating of options, inaccurate disclosures) unless the company has made significant governance changes to ensure that compensation is managed using the highest ethical standards.

Equity Compensation

Equity compensation may include restricted shares, options, or other structures designed to link pay to equity performance. All equity plans are subject to the incentive criteria detailed above. Additionally, we believe that companies should not make loans to support stock purchases. While these Guidelines generally oppose plans with certain features, Calvert may support any well-designed provision in specific circumstances where it is warranted, if appropriate restrictions are in place, the rationale clearly and persuasively disclosed, and the provision is submitted to shareholders for approval. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose provisions that provide downside protection to plan participants that are not available to other shareholders;
•	support equity plans that tend to create long term incentives for management to create long-term sustainable value. The board should carefully consider how the mix of equity linked securities aligns management incentives with reasonable tolerance for risk consistent with business strategy.
•	support proposals that will require executives to hold sufficient shares to incentivize them to think like long term owners.
•	Pay Disparity: oppose equity plans that whose benefits are inappropriately skewed toward top management, in a manner inconsistent with the goal of attracting and motivating professionals at all levels of the corporation.
•	Reload Options and Evergreen Provisions: oppose features, such as evergreen provisions and reload options that may lead to a misalignment of management and shareholder interests.
•	Repricing: oppose the repricing of options, which undermines the incentive value of these awards.
•	Accelerated Vesting: oppose accelerated vesting of shares and options in the case of a restructuring.
•	Dilution: oppose plans that are excessively dilutive to minority shareholders.
•	Hedging: oppose provisions supporting hedging of risks by NEOs in a manner that undermines the design of compensation plans.

Employee Stock Purchase Plans

•	support broad-based employee stock purchase plans (ESPPs), which encourage alignment between employees and shareholders.
•	oppose ESPPs that are determined to be unreasonable because, for instance, they offer shares for less than 85% of the current price or create dilution of greater than 10%.

Severance Agreements (“Golden Parachutes”)

Companies may establish severance agreements that provide compensation packages for top executives who are terminated or demoted pursuant to a takeover or other change in control (“golden parachutes”). Companies argue that such agreements are necessary to keep executives from "jumping ship" during potential takeover attempts. The Dodd-Frank Wall Street Reform and Consumer Protection Act provides shareholders with advisory votes on "golden parachute" arrangements for Named Executive Officers (NEOs). Special focus is placed on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals providing shareholders the right to ratify adoption of severance or change in control agreements.
•	oppose the election of compensation committee members who approve severance agreements that are not ratified by shareholders.
•	oppose golden parachute proposals that include one or more of the following features, depending on the number, magnitude, and/or timing of issue(s):
•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Full acceleration of equity awards granted shortly before the change in control;
•	Acceleration of performance awards above the target level of performance without compelling rationale;
•	Excessive cash severance (generally >3x base salary and bonus);

•	Excise tax gross-ups triggered and payable;
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Equity Plans for Non-Employee Directors

•	vote case-by-case on compensation plans for non-employee directors, based on:
•	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
•	The company’s three-year burn rate relative to its industry/market cap peers; and
•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

Non-Employee Director Pay – U.S.

•	oppose members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more years) of awarding excessive non-employee director compensation without disclosing a compelling reason or other mitigating factors.

Shareholder Ratification of Director Pay Program

•	vote case-by-case on management proposals seeking U.S. ratification of non-employee director compensation, based on:
•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
•	An assessment of the following factors:
•	The relative magnitude of director compensation as compared to companies of a similar profile;
•	The presence of problematic pay practices relating to director compensation;
•	Director stock ownership guidelines and holding requirements;
•	Equity award vesting schedules;
•	The mix of cash and equity-based compensation;
•	Meaningful limits on director compensation;
•	The availability of retirement benefits or perquisites; and
•	The quality of disclosure surrounding director compensation.

Compensation Committee

•	oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

3.    Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers, acquisitions and other corporate restructurings frequently raise significant issues and should be considered very carefully. These actions may have the effect of profoundly changing corporate governance and strategy.

Considering the Non-Financial Effects of a Merger Proposal

Mergers, acquisitions and other corporate restructuring proposals allow or require the board to consider the impact of the proposed action on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a proposal on the grounds that it would adversely affect the company's stakeholders. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals that consider non-financial impacts of mergers, acquisitions or other corporate restructurings.
•	vote case-by-case on all merger, acquisition and restructuring proposals, giving consideration to the value being offered to shareholders and the likely impact on environmental, social and governance concerns.
•	oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareholders are required to opt in for such provisions to be operational; in others, directors or shareholders may opt out. Hostile takeovers come in many forms. Some offer advantages to shareholders by replacing current management with more effective management. Others do not. Shareholders of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareholders should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws.

•         oppose proposals requiring companies to opt into state anti-takeover statutes.

Unilateral Charter, Bylaws and Amendments

Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings ("IPOs"). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who will be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.
•	vote case-by-case on proposals to amend or change corporate charter or by-laws, and will ordinarily support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability.
Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareholder rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
•	vote case-by-case on proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).
•	oppose proposals to reincorporate outside the United States if it is determined that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareholders; in others, the benefits to shareholders are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.
•	vote case-by case on proposals authorizing the issuance of additional common stock.
•	oppose the proposals if the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the proposal is to increase shares by more than 100 percent of the current authorization (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a shareholder rights plan or other takeover defense.
•	support proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	vote case-by-case on proposals related to reverse stock splits that do not result in a proportionate reduction in the number of authorized shares, taking into account the following factors:
•	a Stock exchange notification to the company of a potential delisting;
•	Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
•	the company's rationale; or
•	Other factors, as applicable.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares, for which the terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device. In voting on proposals relating to these matters, Calvert ordinarily will:

•	oppose the creation of blank check preferred stock.
•	oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Shareholder Rights Plans

Shareholder rights plans (sometimes referred to as “poison pills”) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most shareholder rights plans resolutions deal with shareholder ratification of the shareholder rights plans or repealing them altogether. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals calling for shareholder approval of shareholder rights plans.
•	oppose shareholder rights plans.
Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support anti-greenmail provisions.
•	oppose the payment of greenmail.

B.    CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

1.    Sustainability Reporting

Investors require substantive and comparable information about corporate ESG performance both to integrate these factors into investment decisions and to engage with companies. A high quality sustainability report can demonstrate the company’s positioning with respect to the material ESG risks and opportunities it may face. However, sustainability reporting is a relatively new form of corporate disclosure, and until recently most sustainability reports offered little of value to investors, and a high degree variation in quality and relevance persists among corporate disclosures. Sustainability reporting continues to improve as guidelines promulgated by the Global Reporting Initiative (GRI) and the Sustainability Accounting Standards Board (SASB) have become recognized standards for disclosure. These standards are useful to companies seeking to align their disclosures with the needs of the capital markets, but compliance with a third-party is not a substitute for accurately describing the company’s unique circumstances. Effective reports provide clarity about a company’s understanding of the risks and opportunities arising from its relationships with stakeholders; its governance policies for addressing these issues; and robust performance data that informs shareholders of how the company measures itself against its objectives. We believe that sustainability information that is deemed material should be incorporated into a company’s regulatory filings. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals asking companies to prepare sustainability reports, including those requesting disclosure consistent with SASB, GRI, or other internationally recognized sets of guidelines.
•	support proposals requesting that companies conduct social and/or environmental audits and/or risk assessments of their performance.

2.    Environment

All economic activities affect, and in turn depend on, the natural environment. Physical changes in ecosystems, the associated effects on human health and the availability of natural resources, and national and international efforts to mitigate environmental harm will have a profound impact on corporate and investor outcomes. We believe that, over time, the market will reward companies whose strategies and operations continually progress towards minimal negative or beneficial environmental impact. As investors, we also believe that over the long-term stable ecosystems are necessary to sustain capital markets and economic growth.

We expect that companies will develop robust environmental management systems; implement business strategies that anticipate risks and opportunities related to growing expectations for corporate environmental sustainability, and set quantitative targets for reducing environmental impacts from operations and supply chains. Companies should pay particular attention to their impact on:

Climate: Companies should develop policies and procedures to anticipate the risks and opportunities related to the transition to a low carbon economy; reduce greenhouse gas emissions from products, operations and supply chains; make use of renewable and low carbon energy sources where possible; mitigate ocean acidification; and anticipate possible physical impacts of climate change on markets and infrastructure. Companies should consider all material sources of climate impacts, including direct emissions, indirect emissions through purchased electricity, products, supply chains, end-of-life and ancillary business activities.

Water: Companies should analyze risks associated with business operations that might affect: water stressed areas; the possible impacts of changing water systems on their ability to operate; the impact of company operations on water quality or availability; consider the company’s impacts on marine life and ecosystems; and explore ways of increasing access to water, especially among economically disadvantaged populations. Companies in water-intensive industries, including the food products, paper and semiconductor industries, should consider improving their water efficiency or water re-use.

Toxins and Pollution: Companies should develop policies and procedures to reduce or eliminate the use and marketing of toxic chemicals; to minimize waste throughout product lifecycles; and to seek alternatives to products and operations whose emissions harm human health and the environment. Additionally, producers of plastics should report on its efforts to reduce or eliminate the use and marketing of plastics, as well as the relevant impact on its business model.

Land Use and Biodiversity: Companies should analyze the impacts of their operations and products on land use and biodiversity, including agricultural land use, deforestation, habitat conservation, and pollution.

In voting on proposals relating to the foregoing environmental matters, Calvert ordinarily will:

General

•	support reasonable proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.
•	support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.

Climate Change Mitigation

•	support proposals requesting that companies disclose information on greenhouse gas emissions (including carbon, methane, and all other recognized greenhouse gases) and mitigation targets.
•	support proposals asking companies to adopt greenhouse gas reduction targets, including science based targets.
•	support proposals asking for the preparation of a report on a company’s efforts to increase its use of renewable energy sources.

•	support proposals asking for increased investment in renewable energy unless the terms of the resolution are overly restrictive.
•	support proposals seeking an assessment of a company’s impact on financed emissions through their investment, lending, and borrowing activities.
•	support proposals asking companies to report on the strategic implications of a current or anticipated energy transformation on their business models.

Climate Change Adaptation

•	support proposals seeking the preparation of a report on the company’s risks attributable to climate change.
•	support proposals seeking disclosure of the company’s plans to adapt to climate change.

Waste and Pollution

•	support proposals seeking improved management and reporting of a company’s risks linked to pollution of air, water, land or other ecological systems.
•	support proposals seeking the preparation of a report on a company’s risks linked to the lifecycle environmental impact of materials used in its production and products, including plastics.
•	support proposals asking for reporting and management of waste throughout the supply chain and product lifecycle, including proposals to develop and report on recycling and “circular economy” strategies.
•	support proposals asking for a report on the health effects of environmental pollution, especially with respect to the disparate impact of pollution on different ethnic and socioeconomic groups.

Water

•	support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to the company’s impact on water quality, availability, and accessibility.
•	support proposals seeking the adoption of programs and policies that enhance equitable access to affordable safe drinking water and sanitation.
•	support proposals seeking improved management of water in industrial or agricultural operations and supply chains.
•	support proposals asking for improved management and reporting of marine ecosystems.
•	support proposals seeking improvements in water efficiency or water re-use for companies in water-intensive industries, including the food products, paper and semiconductor industries.

Land-Use Change / Biodiversity Conservation

•	support proposals requesting greater transparency of the company’s impact on land use, including deforestation, throughout the company’s product lifecycle.
•	support proposals asking companies for the preparation of a report on the impact of the company on biodiversity, throughout the company’s product lifecycle.

3.    Workplace Issues

Labor Relations and Vendor Standards

The relationship between companies and their labor forces has become more complex over the last 20-30 years. The simple employee-employer relationship has evolved into outsourced and offshored supply chains, contingent workers, contractors, “gig economy” labor, and other non-standard forms. Companies retain the responsibility for respecting the human rights of everyone they employ regardless of the legal status of the worker. Companies that provide fair labor standards, equitable compensation and decent working conditions may experience improved productivity and worker engagement. Conversely, companies that violate core human rights may face legal and reputational risk, as well as the risk of a disengaged and unproductive workforce.

Worker rights include, at a minimum, the core International Labor Organization standards, which include freedom of association and collective bargaining, freedom from discrimination, and prohibitions on child and forced labor. Other safeguards, such as the right to a safe and healthy workplace, freedom from harassment and livable and equitable compensation, are also important.

At a minimum, companies should develop a code of conduct that respects all relevant human rights in the workplace and that covers company operations, supply chains and other key business partners. Companies should report on their human capital practices as well as their related policies and procedures. Companies should also provide detailed explanations of expectations to managers and vendors and provide for independent monitoring of compliance. Remediation should be available for violations of company policy, and the company should be transparent about when it would terminate a relationship based on human rights violations.

Diversity and Equal Employment Opportunity (EEO)

While most companies now agree that a diverse workforce is important to corporate performance, progress towards equality remains slow, both in the U.S. and elsewhere. Insufficient representation deprives the companies of the perspectives and talents of individuals who are prevented from achieving their full potential.

Over the past few years, investor concerns about diversity have broadened from the number of women and people of color in leadership to root causes of persistent barriers to advancement, such as racial or gender gaps in pay, sexual harassment and gender-based violence, and the absence of effective policies to help employees balance work and family responsibilities.

Many investors are asking companies to develop diversity policies that outline company efforts to prevent discrimination and build a more diverse workforce; to explain the company’s policies to increase diversity on its board of directors; disclose the company’s diversity statistics for each professional level, for example through release of the EEO-1 report in the United States; to provide quantitative and qualitative reports on pay gaps; and to provide appropriate disclosures on company efforts to eliminate harassment and other forms of gender-based violence in the workplace.

Additionally, investors are asking companies to develop policies and practices to prevent discrimination and harassment of LGBT employees and to create a working environment where individuals can feel comfortable and accepted. While most U.S. public companies currently have a non-discrimination policies, investors are concerned that these policies are consistently applied across the company, its supply chain and its business partners, especially in places that do not provide legal protections for LGBT people.

In voting on proposals relating to workplace matters, Calvert ordinarily will:

•	support proposals requesting that companies adopt fair labor practices consistent with all recognized international human rights standards.
•	support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that suppliers, licensees, and other key business partners comply with all applicable laws and/or international standards regarding wages, benefits, and working conditions.
•	support proposals requesting companies to adopt, report on, and agree to compliance and enforcement procedures for labor and human rights codes of conduct, including independent monitoring.
•	support proposals asking for an assessment of risks related to potential violations of labor and human rights.
•	support proposals asking a company to issue a diversity report, including diversity policies and full disclosure of EEO-1 data for U.S. workforces.
•	support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.
•	support proposals to adopt policies to eliminate gender-based violence and other forms of harassment from the workplace, as well as proposals asking a company to prepare a report on its efforts to promote a safe workplace for all employees.
•	support proposals asking companies to prepare a report on pay equity based on race, gender, or other appropriate category.
•	Calvert will oppose proposals that seek to eliminate or scale back diversity or non-discrimination policies.

4.    International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Companies operate in these locations for a variety of reasons, including access to natural resources, lower wages or regulatory burdens, access to regional markets, or for many other reasons. For the global economic actors, globalized companies create numerous benefits including expanded markets, improved efficiencies, and greater competitiveness. These operations may also be highly beneficial to the host country by providing jobs, tax payments, access to new products and services, and development opportunities. However, such operations may exploit local workforces or communities, or become complicit in human rights violations committed by host governments or business partners, if companies fail to develop and enforce substantive policies to respect human rights.

Modern communications technologies have increased public scrutiny of company operations around the world. Adverse publicity from transgressions of human rights may result in regulatory action, loss of social license to operate, boycotts, work stoppages and other business harms. Policies to safeguard human rights help to insure company’s ability to operate globally with a minimum of opposition from global or local stakeholders.

Numerous internationally recognized standards guide the development of corporate human rights policies. At a minimum, companies should commit to respecting all human rights as outlined in the Universal Declaration of Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights. Company policy should also be consistent with internationally recognized standards for corporations, including the UN Guiding Principles on Business and Human Rights and the Global Compact.

It is particularly important for companies whose operations may have a significant impact on indigenous communities to develop affirmative policies and practices respect the rights of these groups both in the North America and globally. The United Nations Declaration on the Rights of Indigenous Peoples defines the scope of rights specific to these groups, including for example self-determination, freedom from discrimination, and knowledge, cultures and traditional practices. Companies should develop policies to avoid complicity in violations of indigenous rights through business partnerships, supply chains or financial investments. Projects and investments should proceed only with the free, prior and informed consent of indigenous communities that may be significantly impacted.

Where relevant, companies should also develop specific policies to ensure respect for human rights that are material for their business, such as the right to health care and the right to privacy. Companies should also incorporate a global policy to ensure respect for the rights of LGBT people, especially in countries and localities whose policies are either hostile or neglectful of LGBT rights. Numerous guidelines also exist that are relevant for specific industries and types of operations. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals requesting that companies develop appropriate policies to ensure respect for human rights throughout their global operations, including business partners and supply chains.
•	support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.
•	support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.
•	support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment, consistent with international law regarding the rights of indigenous people to free prior and informed consent.

5.    Product Safety and Impact

Companies bear primary responsibility for the safety of their operations and products. In certain circumstances, ignoring product safety or impact concerns may result in short-term profitability for companies. However, investors in companies that harm their customers or other stakeholders may be concerned about a risk of a consumer or regulatory response that undermines the economic viability of companies. Moreover, harmful products may have broader community or environmental impacts that may de-stabilize markets in which shareholders invest. Calvert believes companies should develop governance and reporting mechanisms to ensure the safety of their products. In voting on proposals relating to these matters, Calvert ordinarily will:

•	case-by-case on proposals asking companies to disclose product ingredients, depending on the feasibility of disclosure and the nature of the safety concerns.
•	support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

Toxic Chemicals

Greater awareness of the impact of toxic chemicals on human health has led to the widespread regulatory limitations on these chemicals and consumer embrace of alternatives. Companies who ignore these trends and defend the use of chemicals deemed harmful risk being overtaken by more innovative rivals in the marketplace. Calvert believes companies should disclose policies and practices to reduce the use or marketing of toxic chemicals, and provide reasonable disclosures of performance. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support resolutions asking companies to disclose policies related to toxic chemicals.
•	support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.

Animal Welfare

Concern for animal welfare has led to a consumer movement to demand better treatment of food animals. Calvert believes companies should develop reasonable policies to assure the well-being of kept animals, consistent with good environmental practices and the safety and quality of foods. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals asking management to report on steps to reduce or eliminate antibiotic use for animal health.
•	support proposals requesting that companies report on policies to ensure animal welfare.
•	vote case-by-case on proposals asking companies to limit animal testing, giving consideration to the specific practices raising concerns, potential benefits to human health and welfare, and available alternative processes.

Inherently Dangerous Products and Inherently Hazardous Activities

Some products are inherently dangerous by nature because their function involves a risk of danger or injury to consumers or the general public’s health and safety. Additionally, some activities are inherently hazardous by nature, that is, they hold substantial risks of predatory practices and/or may lead to addiction. Inherently dangerous products, which may be age-restricted or require a license to obtain, include, but are not limited to, alcohol, tobacco, e-cigarettes, guns, firearms, and other weapons. Inherently hazardous activities include, but are not limited to, gambling and non-medicinal cannabis consumption.

Companies should publicly disclose the inherent risks associated with these products and activities and develop reasonable policies and procedures to mitigate the risks associated with their manufacturing, sale, distribution, use and/or participation. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals asking management to report on steps taken to mitigate the risks associated with consumer use of inherently dangerous products and consumer participation in inherently hazardous activities.
•	support proposals requesting that companies report on its policies and procedures related to the risks associated with the manufacturing, sale and distribution of inherently dangerous products and participation in inherently hazardous activities.
•	vote case-by-case on proposals asking companies to stop manufacturing inherently dangerous products or participating in inherently hazardous activities.

Data Privacy and Data Security

A revolution in computer and communications technologies has led to the rapid development of previously unimagined new services and access to information, while the number of internet users continues to expand globally. One result of the transformation of communications services is the exponential growth in the personal information that has been created and collected by companies. This data has potentially beneficial uses, including contributing to improved healthcare, more efficient transportation, and greater access to financial services. However, many people may have concerns about giving companies access to their personal data, particularly if unauthorized users gain access to this data for criminal or other malicious purposes.

Beyond concerns about the security of data, users may also be concerned about data privacy -- the lawful use of these data by companies for purposes other than what users intend. For example, data could be used to discriminate on the basis of race, gender, health or family status, or for other inappropriate purpose; for economic exploitation or harassment; or to manipulate a democratic election. These concerns are heightened when companies sell data to third parties with no connection to the original user.

For this reason, governments are currently questioning the appropriate use of data, and in particular whether users or companies own the data that is collected. Rules requiring companies to gain user consent for use of their data are coming into effect, but their effectiveness is not yet proven.

For example, the “right to be forgotten” has been codified in the European Union’s (EU) General Data Protection Regulation. Under such, personal data must be erased immediately where: (1) the data is no longer needed for its original processing purpose; (2) the data subject has withdrawn his or her consent and there is no other legal ground for processing; (3) the data subject has objected and there are no overriding legitimate grounds for the processing; or (4) erasure is required to fulfill a statutory obligation under the EU law. In addition, data must naturally be erased if the processing itself was against the law in the first place.

Expanding use of media raises additional concerns, such as the company’s responsibility to set rules for appropriate conduct on social media; the addictiveness of internet services, especially to children; and the company’s relationship to foreign governments who may wish to use data to violate human rights, especially the right to free expression.

For investors in companies whose business models depend upon unfettered access and use of user data, there is a risk that society will expand privacy rights and limit corporate use of personal data for business purposes, or that users will find ways of masking this information from companies while using internet services. Companies should analyze these risks and create governance structures that will allow them to adapt to changing expectations for data privacy and security. Companies should also develop robust systems to safeguard data from unauthorized access and use. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support data security proposals asking companies to strengthen governance mechanisms to prevent illegal or non-consensual use of data, and proposals for greater transparency regarding company efforts to protect user data.
•	support reasonable data privacy proposals asking companies to set reasonable standards for the fair collection, storage and use of consumer data, respecting the rights of users to offer fully informed consent for the use of their data.
•	support reasonable proposals asking companies to adopt content management policies that ensure freedom of expression and the free flow of information balanced with respect for user security, privacy, freedom from harassment and other rights on line.
•	support proposals asking companies to develop policies to ensure that the company respects human rights wherever its services are available.
•	support proposals asking companies to analyze the risk to its business model relating to data privacy or security.

Health and Pharmaceuticals

The continued high cost of medications in the United States limits access to many people, especially those lacking health insurance. In the developing world, lack of access to healthcare continues to be a barrier to the advancement of these societies. Additionally, the emergence of an epidemic of opioid abuse has raised concerns about the marketing practices of the pharmaceutical industry. Investors may be concerned about a public backlash against pharmaceutical company policies, with potential risks to the company’s ability to gain regulatory approval for new products, protect its intellectual property rights, and gain access to markets internationally, as well as potential liabilities relating to harm caused by its products. Calvert believes companies should clearly disclose how its governance and management systems ensure attention to long-term risks relating to pricing and marketing strategies. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible globally, to report on its efforts to increase access, and to align governance mechanisms with the objective of increasing access, consistent with long term financial performance.
•	support proposals requesting that companies prepare a report on their policies to ensure that drug price increases do not have the effect of reducing access to life-saving medicines.
•	support proposals to report on efforts to align governance mechanisms with high standards for product safety, especially regarding opioids.
•	support proposals asking for responsible management of the production lifecycle of pharmaceutical products, including safe disposal.
•	support proposals asking for information about the nutritional composition of the company’s food products.

6.    Consumer Finance

Predatory Finance

Predatory finance is the imposition of unfair, abusive or deceptive practices on consumers of financial products. Targets of predatory practices are often economically disadvantaged people but may also be military families, students or the elderly. Of particular concern are practices that catch consumers in a “debt trap” in which additional loans are necessary to pay back original loans because the borrower is unable to repay their debts. Predatory practices may be profitable in the short-term, but may impose longer term risks to shareholders both because of the risks that the company’s will face regulatory scrutiny or consumer backlash and because predatory finance has the effect of de-stabilizing the market as a whole. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals calling on companies to address and eliminate predatory or racially discriminatory lending practices.

•	support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

7.    Political Action Committees and Political Partisanship

Shareholders may be concerned that for some companies, activities to influence the political or policy environment may not be consistent with company ESG guidelines or the long term interests of shareholders. While federal and state law require disclosure of direct political spending, companies may make undisclosed expenditures indirectly through organizations who are not required to reveal their funding sources. For this reason, shareholders are unable to track corporate political spending unless the company voluntarily discloses this information.

We believe that a lack of transparency regarding political contributions creates a risk that decisions about expenditures will be driven by the personal interest of management or positions that may produce short-term gains at the expense of the company’s values or the long-term interests of shareholders. To determine whether corporate political and lobbying activities are appropriate, shareholders require complete reporting of expenditures on these activities, as well as explanations of how decisions are made. In voting on proposals relating to these matters, Calvert ordinarily will:

•	support proposals asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.
•	support proposals asking companies to disclose the budgets dedicated to public policy lobbying activities.
•	support proposals requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.
•	support proposals requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other financially material issues.

8.    Other Issues

In the event Calvert is required to vote on a proposal that is not addressed by the general principles and voting guidelines expressed herein, it generally expects to determine the manner in which to vote such proposal in alignment with the objectives of promoting long-term corporate health and sustainable financial, social and environmental performance.

© 2020 Calvert Research and Management

March 1, 2021